UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2020

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina		27607
(Address of Principal Executive Offices)		(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2020, Martin Marietta Materials, Inc. (“Martin Marietta”) adopted the Martin Marietta Nonqualified Deferred Cash Compensation Plan (the “Plan”). The Plan is an unfunded nonqualified deferred compensation program that provides designated key employees, including Martin Marietta’s named executive officers, the opportunity to defer the payment of certain compensation.

Under the Plan, participants may elect each year to defer (1) up to 80% of annual base salary and (2) up to 100% of annual cash bonuses earned, less any amounts deferred under Martin Marietta’s Incentive Stock Plan. The participants’ elective deferrals are 100% vested immediately. The Plan does not provide for any employer contributions. During the deferral period, amounts deferred under the Plan will be credited or debited, as applicable, to reflect investment returns based on hypothetical investment options made available under the Plan.

Generally, distributions under the Plan will be paid in a lump sum or installments, as elected by the participant, in cash upon the earliest to occur of the following: (i) a change in control; (ii) separation from service; (iii) retirement; (iv) death; or (v) disability. In addition, the Plan provides participants the ability to request payment upon an unforeseeable emergency.

The description above is a summary and is qualified in its entirety by the terms of the Plan, which consists of (i) the base document, a copy of which is attached hereto as Exhibit 10.1 to this report and is incorporated herein by this reference, and (ii) the adoption agreement, a copy of which is attached hereto as Exhibit 10.2 to this report and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Martin Marietta Nonqualified Deferred Cash Compensation Plan

10.2	Martin Marietta Adoption Agreement Nonqualified Deferred Cash Compensation Plan Adoption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: June 29, 2020	By:	/s/ Roselyn R. Bar
Roselyn R. Bar,
Executive Vice President, General Counsel and Corporate Secretary